Commitments and Contingencies	12 Months Ended
Dec. 31, 2012
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENCIES
COMMITMENTS AND CONTINGENCIES
Contingent Consideration
Contingent consideration was recorded in connection with the September 2, 2011 acquisition of FRV U.S. The amount payable was based on FRV U.S. achieving certain milestones in the development of specific solar energy systems over a defined time period. On July 6, 2012, contingent consideration related to the acquisition of FRV U.S. was paid in full in the amount of $66.4 million.
Contingent consideration is due to the former Solaicx shareholders if certain operational criteria were met from July 1, 2010 through December 31, 2011. The amount payable is based on Solaicx achieving revenues of at least $60.0 million during such time period, up to a maximum revenue target of $71.8 million, with the payout on a linear basis between those two amounts. This would entitle the former Solaicx shareholders to receive up to an additional $27.6 million of a combination of cash and MEMC common stock, with the number of shares fixed at the date of the acquisition agreement. The former Solaicx shareholders are disputing whether those performance milestones have been met.
Contingent consideration was recorded in connection with three other entities acquired by SunEdison during 2011. The amount payable in cash is based on the entities achieving specific milestones in the development, installation and interconnection of solar energy systems. As of December 31, 2012, the aggregate maximum payouts which could occur under these arrangements is approximately $39.5 million.

During the year ended December 31, 2012, we recorded a $12.8 million charge to income to adjust the fair value of contingent consideration, and during the year ended December 31, 2011 we recorded a favorable adjustment of $26.3 million to adjust the fair value of contingent consideration. These adjustments were based on our revised estimates of operational criteria and project milestones being achieved and were recorded to marketing and administration expense. As of December 31, 2012, a total of $24.9 million is accrued for contingent consideration and the total maximum aggregate exposure is $67.1 million. Of the $24.9 million, $23.1 million is recorded as a short-term liability in contingent consideration related to acquisitions and $1.8 million is recorded in other liabilities as a long-term liability.

Capital Lease Obligations
As more fully described in Note 11, we are party to master lease agreements that provide for the sale and simultaneous leaseback of certain solar energy systems constructed by us.
Operating Leases and Purchase Obligations
We lease buildings, equipment and automobiles under operating leases. Rental expense was $23.6 million, $17.6 million and $10.5 million in 2012, 2011 and 2010, respectively. The total future commitments under operating leases as of December 31, 2012 were $96.3 million, of which $90.1 million is noncancellable. Our operating lease obligations as of December 31, 2012 were as follows:

	Payments Due By Period
	Total	2013	2014	2015	2016	2017	Thereafter
In millions
Operating Leases	$96.3	$25.3	$22.2	$19.8	$13.3	$7.3	$8.4

Purchase Commitments
We recognized charges of $5.5 million during the year ended December 31, 2012, and $37.4 million and $5.7 million during the years ended December 31, 2011 and 2010, respectively, to cost of goods sold related to the estimated probable shortfall to our purchase obligations associated with certain take-or-pay agreements we have with suppliers for raw materials.

Additionally, as part of our restructuring activities announced in the fourth quarter of 2011, we provided notice to several of our vendors with whom we had long-term supply contracts that we will no longer be fulfilling our purchase obligations under those contracts. During the quarter ended December 31, 2012, one of these vendors filed a notice of arbitration alleging that we failed to comply with our contractual purchase obligations with that vendor.  As of December 31, 2012, we have recorded total accruals of $134.5 million associated with the estimated settlements arising from these purchase obligations with multiple vendors, $69.4 million of which is recorded to short-term accrued liabilities and $65.1 million is recorded as long-term other liabilities in our consolidated balance sheet. The amount accrued as of December 31, 2012 represents our best estimate of the probable amounts to settle all of our purchase obligations based on presently known information, which involve the use of assumptions requiring significant judgment. We estimate the range of reasonably possible losses could be as high as up to approximately $225 million. These estimates include the contractual terms of the agreements, including whether or not there are fixed volumes and/or fixed prices. In addition, under certain contracts, the counterparty may have a contractual obligation to sell the materials to mitigate their losses. We also included in our estimate of losses consideration around whether we believe the obligation will be settled through arbitration, litigation or commercially viable alternative resolutions or settlements. We intend to vigorously defend ourselves against any arbitration or litigation.  Due to the inherent uncertainties of arbitration and litigation, we cannot predict the ultimate outcome or resolution of such actions. The actual amounts ultimately settled with these vendors could vary significantly, which could have a material adverse impact on our business, results of operations and financial condition.
On September 4, 2012 we executed two settlement agreements with Evonik Industries AG and Evonik Degussa SpA ("Evonik"), one of our suppliers, to settle disputes arising from our early termination of two take-or-pay supply agreements. One of the original supply agreements also included a provision for the construction and operation of a chlorosilanes plant located on our existing Merano, Italy site for our benefit. Pursuant to the settlement reached, we will pay Evonik a total of 70.0 million euro, of which 10.0 million euro was paid in the third quarter of 2012 and 15.0 million euro was paid in the fourth quarter of 2012. Pursuant to the settlement reached, the balance will be paid in various installments over the next three quarters. The settlement also required our forfeiture of a $10.2 million deposit with Evonik. As a result of this settlement, a favorable adjustment to our 2011 Global Plan accrued liability was made in the third quarter of 2012 resulting in $69.2 million of income within restructuring and impairment on the consolidated statement of operations. Additionally, on December 30, 2012 as part of the settlement with Evonik, we obtained title to a chlorosilanes plant which resulted in $31.7 million of income on the consolidated statement of operations in the fourth quarter of 2012.
Indemnification
We have agreed to indemnify some of our semiconductor and solar wafer customers against claims of infringement of the intellectual property rights of others in our sales contracts with these customers. Historically, we have not paid any claims under these indemnification obligations, and we do not have any pending indemnification claims as of December 31, 2012.
We generally warrant the operation of our solar energy systems for a period of time. Certain parts and labor warranties from our vendors can be assigned to our customers. Due to the absence of historical material warranty claims and expected future claims, we have not recorded a warranty accrual related to solar energy systems as of December 31, 2012. We may also indemnify our customers for tax credits associated with the systems we construct and sell and then leaseback.
During the year ended December 31, 2012, we made additional payments, net of recoveries, under the terms of the lease agreements to indemnify our sale leaseback customers for approximately $18.4 million for shortfalls in amounts approved by the U.S. Treasury Department related to Grant in Lieu program tax credits. We are working with our sale leaseback customers and the U.S. Treasury Department to recover these shortfalls. We believe additional exposures to such payments are not material to our consolidated financial statements.

In connection with certain contracts to sell solar energy systems directly or as sale-leasebacks, SunEdison has guaranteed the systems' performance for various time periods following the date of interconnection. Also, under separate operations and maintenance services agreements, SunEdison has guaranteed the uptime availability of the systems over the term of the arrangements, which may last 20 years. To the extent there are shortfalls in either of the guarantees, SunEdison is required to indemnify the purchaser up to the guaranteed amount through a cash payment. The maximum losses that SunEdison may be subject to for non-performance are contractually limited by the terms of each executed agreement
Legal Proceedings
We are involved in various legal proceedings which arise in the ordinary course of business. Although it is not possible to predict the outcome of these matters, we believe that the ultimate outcome of these proceedings, individually and in the aggregate, will not have a material adverse effect on our financial position, cash flows or results of operations.
S.O.I.TEC Silicon on Insulator Technologies S.A. v. MEMC Electronic Materials, Inc.
On May 19, 2008, Soitec and Commissariat A L'Energie Atomique (“CEA”) filed a complaint against MEMC in the U.S. District Court for the District of Delaware (Civil Action No. 08-292) alleging infringement, including willful infringement, by MEMC of three U.S. patents related to silicon-on-insulator technology, and requested damages and an injunction. Soitec and CEA filed an amended complaint on July 21, 2009, adding a fourth, related patent to the lawsuit. MEMC filed a counterclaim against Soitec for infringement of one of MEMC's U.S. patents. The Court bifurcated the case into two phases, a first liability phase, which, to the extent liability is found, will be followed by a second damages phase. In a memorandum opinion dated October 13, 2010, the Court found that all of MEMC's current products and processes do not infringe any valid claim of the four asserted Soitec patents.

The Court held a jury trial from October 25, 2010 to November 2, 2010. After the Court's October 13, 2010 ruling in favor of MEMC, the only remaining claim that Soitec continued to assert at trial was a single patent claim directed against some mono-implant research and development efforts conducted by MEMC approximately five to seven years ago, none of which have occurred since 2006, and none of which are material or relevant to the current operations at MEMC. MEMC continued to assert at trial its counterclaim for infringement of MEMC's patent. On November 2, 2010, the jury found that certain of Soitec's wafers infringed the patent asserted by MEMC at trial. The jury also found that one of the Soitec patent claims was valid. This single patent claim covers MEMC's mono-implant research and development efforts that ended in 2006. On July 13, 2011, the court denied all post trial motions. Soitec subsequently filed an appeal and MEMC filed a cross-appeal. The appeal is now fully briefed in the U.S. Court of Appeals for the Federal Circuit; however, the appeal has been stayed pending en banc review of a jurisdictional question unrelated to the merits of the appeal.  While it is difficult to predict the duration of the stay, it will likely extend for at least three months and could last much longer.  No further developments will occur with the case during the stay. The damages phase of this trial will occur, if at all, after the appeal. We believe that Soitec and CEA's suit against us has no merit, and we are asserting a vigorous defense against these claims, as well as our infringement counterclaim. Although it is not possible to predict the outcome of such matters, we believe that the ultimate outcome of this proceeding will not have a material adverse effect on our financial position, cash flows or results of operations.
Jerry Jones v. MEMC Electronic Materials, Inc., et al.
On December 26, 2008, a putative class action lawsuit was filed in the U.S. District Court for the Eastern District of Missouri by plaintiff, Jerry Jones, purportedly on behalf of all participants in and beneficiaries of MEMC's 401(k) Savings Plan (the "Plan") between September 4, 2007 and December 26, 2008, inclusive. The complaint asserted claims against MEMC and certain of its directors, employees and/or other unnamed fiduciaries of the Plan. The complaint alleges that the defendants breached certain fiduciary duties owed under the Employee Retirement Income Security Act, generally asserting that the defendants failed to make full disclosure to the Plan's participants of the risks of investing in MEMC's stock and that the company's stock should not have been made available as an investment alternative in the Plan. The complaint also alleges that MEMC failed to disclose certain material facts regarding MEMC's operations and performance, which had the effect of artificially inflating MEMC's stock price.

On June 1, 2009, an amended class action complaint was filed by Mr. Jones and another purported participant of the Plan, Manuel Acosta, which raises substantially the same claims and is based on substantially the same allegations as the original complaint. However, the amended complaint changes the period of time covered by the action, purporting to be brought on behalf of beneficiaries of and/or participants in the Plan from June 13, 2008 through the present, inclusive. The amended complaint seeks unspecified monetary damages, including losses the participants and beneficiaries of the Plan allegedly experienced due to their investment through the Plan in MEMC's stock, equitable relief and an award of attorneys' fees. No class has been certified and discovery has not begun. The company and the named directors and employees filed a motion to dismiss the complaint, which was fully briefed by the parties as of October 9, 2009. The parties each subsequently filed notices of supplemental authority and corresponding responses. On March 17, 2010, the court denied the motion to dismiss. The MEMC defendants filed a motion for reconsideration or, in the alternative, certification for interlocutory appeal, which was fully briefed by the parties as of June 16, 2010. The parties each subsequently filed notices of supplemental authority and corresponding responses. On October 18, 2010, the court granted the MEMC defendants' motion for reconsideration, vacated its order denying the MEMC defendants' motion to dismiss, and stated that it will revisit the issues raised in the motion to dismiss after the parties supplement their arguments relating thereto. Both parties filed briefs supplementing their arguments on November 1, 2010. On June 28, 2011, plaintiff Jerry Jones filed a notice of voluntary withdrawal from the action. On June 29, 2011, the Court entered an order withdrawing Jones as one of the plaintiffs in this action. The parties each have continued to file additional notices of supplemental authority and responses thereto. On September 27, 2012, the MEMC defendants moved for oral argument on their pending motion to dismiss. Plaintiff Manuel Acosta joined in the MEMC defendants' motion for oral argument on October 9, 2012.  The Court has not ruled on this motion for oral argument.

MEMC believes the above class action is without merit, and we will assert a vigorous defense. Due to the inherent uncertainties of litigation, we cannot predict the ultimate outcome or resolution of the foregoing class action proceedings or estimate the amounts of, or potential range of, loss with respect to these proceedings. An unfavorable outcome could have a material adverse impact on our business, results of operations and financial condition. We have indemnification agreements with each of our present and former directors and officers, under which we are generally required to indemnify each such director or officer against expenses, including attorneys' fees, judgments, fines and settlements, arising from actions such as the lawsuits described above (subject to certain exceptions, as described in the indemnification agreements).
From time to time we may conclude it is in the best interests of our stockholders, employees, vendors and customers to settle one or more litigation matters, and any such settlement could include substantial payments; however, other than as may be noted above, we have not reached this conclusion with respect to any particular matter at this time. There are a variety of factors that influence our decision to settle any particular individual matter, and the amount we may choose to pay or accept as payment to settle such matters, including the strength of our case, developments in the litigation (both expected and unexpected), the behavior of other interested parties, including non-parties to the matter, the demand on management time and the possible distraction of our employees associated with the case and/or the possibility that we may be subject to an injunction or other equitable remedy. It is difficult to predict whether a settlement is possible, the amount of an appropriate settlement or when is the opportune time to settle a matter in light of the numerous factors that go into the settlement decision.